UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fourth Amendment to Employment Agreement with Amber Shimpa

On December 21, 2023, Goodness Growth Holdings, Inc. (the “Company”) entered into the Fourth Amendment to Employment Agreement by and among the Company, Vireo Health, Inc. (“Vireo”), a wholly owned subsidiary of the Company, and Amber Shimpa (the “Shimpa Fourth Amendment”), the Company’s President and the Chief Executive Officer of the Company’s wholly-owned subsidiary, Vireo Health of Minnesota. The Shimpa Fourth Amendment modified the Employment Agreement among the parties first dated December 1, 2020 and as subsequently amended on February 2, 2022, December 14, 2022, and February 12, 2023. The Shimpa Fourth Amendment amended the Employment Agreement between the parties to provide Ms. Shimpa with stock option grants.

Under the terms of the Shimpa Fourth Amendment, Ms. Shimpa was provided a grant of options to purchase 750,000 subordinate voting shares of the Company (the “Shares”) at an exercise price equal to the volume weighted-average closing price of like Shares on the Canadian Securities Exchange for the two trading days immediately preceding the grant date of December 21, 2023. The options have a ten-year term. Twenty-five percent (25%) of the options granted will vest on December 31, 2024, 6.25% of the options granted will vest on March 31, 2025, and 6.25% of the options granted will vest on the last day of each calendar quarter thereafter, until the option fully vests on December 31, 2026.

The Shimpa Fourth Amendment also provided that the Company will pay Ms. Shimpa a cash bonus of $25,000 payable upon the first Company scheduled pay date following the entry into the Shimpa Fourth Amendment.

The foregoing description of the Shimpa Fourth Amendment is qualified in its entirety by reference to the Shimpa Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Information

Appointment of Corporate Secretary

The Board of Directors of the Company appointed Ms. Shimpa as its Corporate Secretary effective December 21, 2023.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Employment Agreement by and among Goodness Growth Holdings, Inc., Vireo Health, Inc., and Amber Shimpa, dated December 21, 2023
10.2	Goodness Growth Holdings, Inc. Nonstatutory Stock Option Agreement dated December 21, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.
(Registrant)

By:	/s/ Josh Rosen
Josh Rosen
Interim Chief Executive Officer & Financial Officer

Date: January 9, 2024